TRANSAMERICA RETIREMENT INCOME PLUS®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement Dated January 8, 2018

to the

Prospectus dated May 1, 2017

Effective on or about February 1, 2018, the following subaccount and portfolio name change will occur.

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD PORTFOLIO NAME	NEW PORTFOLIO NAME
TA Asset Allocation – Conservative	TA JPMorgan Asset Allocation – Conservative	Transamerica Asset Allocation – Conservative VP	Transamerica JPMorgan Asset Allocation – Conservative VP

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Retirement Income Plus® dated May 1, 2017